UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934 (Amendment No. )

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DAMORA THERAPEUTICS, INC.

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DAMORA THERAPEUTICS, INC. 221 CRESCENT ST. BUILDING 23, SUITE 105 WALTHAM, MA 02453 ATTN: GARRETT WINSLOW Your Vote Counts! DAMORA THERAPEUTICS, INC. 2026 Annual Meeting Vote by June 16, 2026 11:59 PM ET V94368-P51719 You invested in DAMORA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 17, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 17, 2026 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/DMRA2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Class III director nominees to serve until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified. Nominees: 01) Michael Landsittel 02) Cameron Turtle, D. Phil. 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers; 3. To conduct an advisory vote to determine the frequency of future advisory votes on the compensation of the Company’s named executive officers; 4. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2026. NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof. Board Recommends For For Year For